SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) is September 28, 2006
ENERGY WEST, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

MONTANA	0-14183	81-0141785

(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

1 First Avenue South, Great Falls, Montana	59401

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (406) 791-7500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Separation Agreement with Tim Good
On September 18, 2006, Energy West, Incorporated (the “Company”) entered into a separation agreement with Tim Good, the Company’s Vice President for Natural Gas Operations, in connection with Mr. Good’s retirement from the Company on September 30, 2006. Under the agreement, the Company will pay to Mr. Good separation pay in an aggregate amount of $131,016, which is equal to his most recent annual base salary, as follows: (i) the Company will pay one-half of the separation pay in a single lump sum payment on the third business day following the six-month anniversary of his separation date, and (ii) thereafter, the Company will pay the remainder of the separation pay in equal installments over the six-month period following the six-month anniversary of his separation date, in accordance with the Company’s regular payroll practices. Mr. Good also may elect to continue his Company-sponsored medical benefits, in which case the Company will pay the employer portion of such premiums and Mr. Good must pay the employee portion until the earlier of the date on which Mr. Good either (a) attains 65 years of age or (b) becomes eligible for coverage under another employer’s health plan. The Company also will provide Mr. Good with an executive level career transition assistance program.
The Company’s obligation to pay the separation pay and other benefits described above is conditioned upon Mr. Good signing and not revoking a waiver and release agreement. The separation agreement also includes provisions that prohibit Mr. Good from (a) soliciting employees of the Company or its affiliates, (b) engaging as a director, manager, or executive level employee, consultant, expert witness or otherwise with the Montana Public Service Commission, or (c) disclosing any of the Company’s confidential information. Mr. Good’s separation agreement is filed as Exhibit 10.1 to this Form 8-K.
Separation Agreement with John C. Allen
On September 27, 2006, the Company entered into a separation agreement with John C. Allen, the Company’s Senior Vice President and General Counsel. Under the agreement, (a) Mr. Allen will remain actively employed with the Company through October 27, 2006; (b) from October 28, 2006 through November 28, 2006, the Company will pay to Mr. Allen his current rate of pay as vacation pay; and (c) from November 28, 2006 through July 16, 2007, Mr. Allen will remain employed by the Company to perform only those duties, if any, as may be requested by David Cerotzke, the Company’s President and Chief Executive Officer, or Mr. Cerotzke’s designee. During the period from November 28, 2006 through July 16, 2007, the Company will pay Mr. Allen an aggregate base salary of $109,208 and Mr. Allen will participate in the employee benefit plans and programs in which he participated as of October 27, 2006, except that Mr. Allen (i) will not be eligible for any bonus and (ii) will not accrue or be entitled to any vacation. In addition, the Company will pay to Mr. Allen a separation benefit of $10,000 within 30 days after July 16, 2007. Any stock options held by Mr. Allen will continue to vest until July 16, 2007.
The Company’s obligation to pay the cash amounts described above, Mr. Allen’s continued participation in company benefit plans and programs, and continued vesting of Mr. Allen’s stock options is conditioned upon Mr. Allen signing and not revoking waiver and release agreements. The separation agreement also includes provisions that prohibit Mr. Allen from (a) soliciting employees of the Company or its affiliates, (b) engaging as a director, manager, or executive level employee, consultant, expert witness or otherwise with the Montana Consumer Council or the Montana Public Utility Commission, or (c) disclosing any of the Company’s confidential information. Mr. Allen’s separation agreement is filed as Exhibit 10.2 to this Form 8-K.
Item 2.02. Results of Operations and Financial Condition
On September 28, 2006, the Company issued a press release announcing its earnings for its fiscal year ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information contained in Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 28, 2006, the Company announced that Tim Good, the Company’s Vice President for Natural Gas Operations, will retire from the Company effective September 30, 2006, and John C. Allen, the Company’s Senior Vice President and General Counsel, will retire from the Company effective October 27, 2006. Effective September 18, 2006, the Company hired Kevin J. Degenstein as its Senior Vice President of Operations. Mr. Degenstein is an engineer with over 20 years of experience in the natural gas industry. In addition, the Company has promoted Jed D. Henthorne to the position of Vice President of Administration. Mr. Henthorne has approximately 18 years of experience with the Company and worked in the natural gas industry for several years prior to joining the Company.
Item 7.01. Regulation FD Disclosure.
The Company’s press release dated September 28, 2006, furnished as Exhibit 99.1 and incorporated herein by reference, also announced the declaration of a quarterly dividend, retirement of certain officers (as disclosed under Items 1.01 and 5.02 of this Form 8-K), and the hiring and promotion of certain officers (as disclosed under Item 5.02 of this Form 8-K). As stated under Item 2.01 of this Form 8-K, information contained in Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     Not applicable.
(b) Pro Forma Financial Information
     Not applicable.
(c) Exhibits.

Exhibit No.	Item
10.1	Separation Agreement dated September 18, 2006, between Energy West, Incorporated and Tim Good

10.2	Separation Agreement dated September 27, 2006, between Energy West, Incorporated and John C. Allen

99.1	Press release dated September 28, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED

Dated: October 3, 2006	By:	/s/ John C. Allen
John C. Allen
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Item
10.1	Separation Agreement dated September 18, 2006, between Energy West, Incorporated and Tim Good

10.2	Separation Agreement dated September 27, 2006, between Energy West, Incorporated and John C. Allen

99.1	Press release dated September 28, 2006

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